Financial Instruments - Summary of Liquidity and Financial Indebtedness Excluding Lease Liabilities (Detail) - USD ($) $ in Thousands	Mar. 31, 2026	Mar. 31, 2025	Mar. 31, 2024	Mar. 31, 2023
Disclosure Of Financial Assets And Liabilities [Abstract]
Cash and cash equivalents, net of bank overdraft	$ 424,004	$ 508,362	$ 327,065	$ 284,018
Term deposits	358,001	254,416
Loans and borrowings	(1,393,813)	(220,678)
Net cash position	$ (611,808)	$ 542,100